EXHIBIT 10a

UgoMedia.com TM                                      Toll Free: 1.888.647.7467
                                                              Ph: 702.876.3004
                                                             Fax: 702.876.3065
------------------------------------------------------------------------------
             Web Development / Hosting Agreement
------------------------------------------------------------------------------

Customer Name: Vegas Vacations             Online Name(s): Vegas-Vacations.net

                                           Email: Kirk@Vegas-Vacations.net
Billing Address: 1515 E. Tropicana                Mel@Vegas-Vacations.net
Suite/Office(s): #710C                            Support@Vegas-Vacations.net
City: Las Vegas  State: NV  Zip: 89119
Customer Phone: (702) 262-6955  Fax: (702) 597-1581
Current Email: Melaniemueller@earthlink.net         Sales Person: M.S.

Contact Period:    12 Mo.  X 24 Mo.    36 Mo.
                ---       ---       ---

Website Creation:    Hosting Services:              Pricing Workspace:
-----------------    ------------------
Splash Pages         ugoVServer                    ugoMedia provides all
              ---                   ---            custom graphics and layout.
1-5pg Site           ugoValue        X
              ---                   ---            Customer will Advise on
6-10pg Site          ECommerce Hosting:            Layout and options.
              ---    ------------------
11-20pgs             ugoPlus
              ---                   ---
21-30pgs             ugoPro
              ---                   ---
31-50pgs       X     ugoBusiness
              ---                   ---
51-70pgs             ugoImpact
              ---                   ---                Setup Fee:
71-100pgs                                                        -------------
              ---                                   Design Costs: 4,000.00
100+ pgs             High End eCommerce:                         -------------
              ---    -------------------     First Month Hosting: 39.95
Extra pgs.           ugoPower                                    -------------
              ---                    ---        Ecommerce Hourly:
                     ugoExecutive                                -------------
                                     ---      Maintenance Hourly:
                     ugoCorporate                                -------------
                                     ---
                                                     GRAND TOTAL: 4,039.95
                                                                 -------------
                                                  Total Received:   500.00
                                                                 -------------
                                                     Balance Due: 3,539.95
                                                                 -------------
Other Services:                                     Mthly. Billing:
---------------------------------------------           285.78 "24 months"
Add. Pgs          Cold Fusion Programming  X            ------
             ---                          ---       Paid:
#pgs:             Databasing               X         X Check: Number
     ------                               ---       ---             ----------
Add. Forms        CGI Scripting            X           Cash    Credit Card
             ---                          ---       ---     ---
Website Maint.    Java Scripting           X
             ---                          ---
Domain Parking    XML/DHTML Scripting
             ---                          ---
Search Engine Registration  X
                           ---

Special Instructions/Services:  Customer Built Site in Front Page 2000 - would
                               ----------------------------------------------
like to continue to do maintenance themselves.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Billing Type:    M/C    Visa  X Amex   Credit Card #:             Exp.Date:
              ---    ---     ---

Signature: /s/ Melanie Mueller   Print Name: Melanie Mueller   Date: 9/19/00
          ---------------------             -----------------       ---------

    Set up fees apply to new hosting programs that do not include ugoMedia web site development.

     THIS ORDER HAS BEEN SIGNED BY AN INDIVIDUAL AUTHORIZED TO LEGALLY BIND AND OBLIGATE FOR ALL SERVICES SPECIFIED ON THIS ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS AND SAID INDIVIDUAL BY HIS/HER SIGNATURE ACKNOWLEDGES THATHE/SHE HAS RECEIVED A COPY OF THIS ORDER.

-----------------------------------------------------------------------------
www.ugomedia.com    3400 W. Desert Inn Rd., Suite #13, Las Vegas, NV 89102